Inventory	12 Months Ended
Mar. 31, 2019
Inventories [Abstract]
Inventory
Inventory

	March 31, 2019 R’000	March 31, 2018 R’000

Inventory – finished goods	51,263	57,013

During the current year an amount of R4.1 million (2018: R9.3 million) was recognized as a charge in cost of sales as a result of the write-down of inventory to net realizable value (notes 24 and 32.2).